                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-s9                                  WEIGHTED AVERAGE PC RATE:    6.71170%
POOL NUMBER:  Group 1 = 1758
____________________________________________________________________________________________

ISSUE DATE:  08/29/2001
CERTIFICATE BALANCE AT ISSUE:    $755,114,461.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     253                          $97,208,049.10
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $94,139.76
Unscheduled Principal Collection/Reversals                            $12,289.08
Liquidations-in-full                                      47      $18,400,919.81
Net principal Distributed                                         $18,507,348.65    ($18,507,348.65)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        206                          $78,700,700.45

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $589,757.36

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $46,206.08

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $19,050,899.93

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-s9                                  WEIGHTED AVERAGE PC RATE:    6.71170%
POOL NUMBER:  Group 1 = 1758
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $18,507,348.65       $543,551.28             $0.00       $543,551.28             $0.00    $19,050,899.93

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $7,551,145.00             $0.00             $0.00             $0.00     $7,551,145.00
Bankruptcy Bond
   Single-Units           $188,037.00             $0.00             $0.00             $0.00       $188,037.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $7,551,145.00             $0.00             $0.00             $0.00     $7,551,145.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    4      $1,438,434.69         2        $673,368.62         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         3      $1,082,704.59         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
07/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $12,147,788.58
                B2                 $4,416,845.85
                B3                 $2,576,005.89
                B4                 $2,208,422.95
                B5                 $1,103,723.97
                B6                 $1,475,707.93
                              __________________
                Total             $23,928,495.17
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-s9                POOL NUMBER:  Group 1 = 1758

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $78,700,700.45**        $3,194,507.90***        $1,438,434.69***
Number:                         1791                      9                       4
% of Pool:                    100.00%                  4.06%                   1.83%
(Dollars)
% of Pool:                    100.00%                  0.50%                   0.22%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $673,368.62***                $0.00***        $1,082,704.59***
Number:                           2                       0                       3
% of Pool:                    0.86%                    0.00%                   1.38%
(Dollars)
% of Pool:                    0.11%                    0.00%                   0.17%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.10422354.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.